SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 7, 2006

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605

(Address of principal executive offices, including zip code)

(508) 756-1212

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2006, Advanced Cell Technology, Inc., a Delaware corporation (the “Company”), announced it has opened laboratory and office facilities at 1201 Harbor Bay Parkway, Alameda, California.  The Company entered into a sublease agreement with Avigen, Inc. for approximately 15,250 square feet of laboratory and office space through May 31, 2008.  In addition, the Company acquired cell culture and manufacturing equipment from Avigen, Inc. located at the facility.  A copy of the sublease agreement is attached as Exhibit 10.1 to this current report and is incorporated herein by reference.

(c)     Exhibits. The following exhibits accompany this Report:

Exhibit No.	Exhibit Description

10.1	Sublease Agreement between Avigen, Inc. and Advanced Cell Technology, Inc., dated November 29, 2005.
99.1	Press release dated as of February 7, 2006, announcing new facility in Alameda, California.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: February 7, 2006

EXHIBITS

Exhibit No.	Exhibit Description

10.1	Sublease Agreement between Avigen, Inc. and Advanced Cell Technology, Inc., dated November 29, 2005.
99.1	Press release dated as of February 7, 2006, announcing new facility in Alameda, California.